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                                EXHIBIT NO. 10.5

                   MODIFICATION AND CLARIFICATION TO ADDENDUM
                  TO ORIGINAL CONTRACT DATED DECEMBER 27, 1995
                      BETWEEN GROUPMED INTERNATIONAL, INC.,
                     FARVEL ARRENDAMIENTOS, S.A. DE C.V. AND
                 GROUPMED INTERNATIONAL DE MEXICO, S.A. DE C.V.,
                    DATED DECEMBER 28, 1995 (SPANISH VERSION)

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                        Modificacion y Aclaracion al Addendum
                al Contrato celebrado el 1DEG. de Julio de 1995 entre
                       Farvel Arrendamientos, S.A. de C.V. y
                  GroupMed International de Mexico, S.A. de C.V.

Este documento ha sido elaborado para modificar y aclarar el Addendum, de fecha 27 de Diciembre de 1995, al Contrato original celebrado el 1DEG. de Julio de 1995 entre Farvel Arrendamientos, S.A. de C.V. (FARVEL) y GroupMed International de Mexico, S.A. de C.V. (GROUPMED-MEXICO). A excepcion de los cambios de fondo contenidos en esta modificacion y aclaracion, todas las demas condiciones y clausulas del contrato original y del Addendum al mismo deberan retener su efecto y fuerza original.

En el parrafo 3 del Addendum al Contrato, GroupMed International, Inc. (GROUPMED-EEUU) y/o GROUPMED-MEXICO podran o no, a su discrecion, ofrecer hacer en efectivo los pagos de la deuda de GROUPMED-MEXICO a favor de FARVEL en caso de que, para el 1DEG. de Abril de 1996, las acciones de GROUPMED-EEUU no tuvlesen el valor de US$ 2.75 cada una y FARVEL no aceptase una forma alternativa de pago.

/s/ Daniel N. Lomax                      /s/ Fernando Ariza
--------------------------------         ----------------------------------
Daniel N. Lomax,                         Fernando Ariza,
GroupMed International, Inc.             Farvel Arrendamientos, S.A.
y/o su representante                     de C.V. y/o su representante

fecha: 12/28/95                          fecha: Dec-28-1995
       ----------------------                   ----------------------


/s/ Fernando Torres Moreno
---------------------------
Fernando Torres Moreno,
GroupMed International de Mexico, S.A. de C.V.
y/o su representante

fecha: 12/28/95
      ---------------------